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                    COHEN & STEERS REALTY INCOME FUND, INC.

October 16, 1997

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Realty Income Fund, Inc. for the quarter and nine months ended September 30, 1997. The net asset value per share at that date was $12.17. In addition, a regular quarterly dividend of $0.17 was declared for shareholders of record on September 22, 1997 and paid on October 13, 1997.

INVESTMENT REVIEW

     Real estate securities recorded exceptional performance in the third quarter on both an absolute and relative basis. Returns for the quarter exceeded those of both the stock and bond markets largely because REIT share prices held up extremely well in August when stocks and bonds both experienced meaningful price declines. For the quarter and nine-months ended September 30, 1997, the Fund had a total return, based on income and change in net asset value, of 10.1% and 18.9%, respectively. As we have mentioned in the past, the low correlation of REITs to other assets continues to attract a great deal of interest from investors seeking portfolio diversification. As has been the case for most of the past two years, the Hotel and Office sectors were once again the best performing groups. Their returns reflect the extraordinarily positive supply/demand dynamics that both property types enjoy as well as the substantial investment opportunities available to the companies focused on them.

     Perhaps even more significant than the excellent returns of the past several months is that a large number of historic events have taken place in the REIT industry. We believe that these events will affect the industry for a long time to come. Most importantly, however, is that there has been an acceleration in the transfer of property ownership from private to public hands. Barely a week has gone by without the announcement of a major, often as much as a $1 billion portfolio acquisition by a REIT. (For perspective, it is important to bear in mind that until very recently, few if any REITs held that much property altogether.) These acquisitions often involve established private companies. A critical factor in most of these transactions is that sellers are receiving stock in exchange for their equity interest, thereby becoming major shareholders of the combined company.

     So far in 1997, the market capitalization of the universe of the 172 equity REITs has expanded by 47% to $132 billion, from $90 billion at year-end 1996. In the same period, the number of companies in existence grew by only six, indicating that growth has primarily been the result of existing companies getting substantially larger. The sources of growth have been equity offerings, issuance of shares in exchange for property, and share price appreciation. These sources should continue contributing to the industry's growth, in our opinion.

INVESTMENT OUTLOOK

     Strong real estate fundamentals, combined with the record acquisitions taking place in the industry, are enhancing the rate of earnings per share growth of the major companies. While some of this growth comes from a positive spread between the company's cost of capital and its return on new investments, there is more to the story. The greater benefit of many property acquisitions is the profit that comes from the application of better management and financial techniques, as well as economies of scale and enhanced revenue opportunities. In addition, most REITs are acquiring properties at prices which are lower than replacement cost and represent good going-in returns. Importantly, these acquisitions are occurring at a point in the cycle where there are strong prospects for increasing rental income and rising value.

     Thus it appears that the industry is poised to enjoy substantial and sustainable growth in terms of both absolute size and per share earnings. While many nay-sayers have suggested that REITs are becoming too big and are facing more limited growth prospects as a result, just the opposite has occurred. Larger REITs have been able to make ever larger acquisitions, build larger and more efficient organizations, and access lower cost capital in the process. And the industry appears to have a very long way to go; by most measures, less than 10% of the nation's eligible commercial real estate is publicly owned. The

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                    COHEN & STEERS REALTY INCOME FUND, INC.

growing acceptance of the REIT structure makes the eventual securitization of much of the balance all the more likely. Whereas the largest REITs today barely qualify as 'mid-cap' companies, we believe that they are well on the way to becoming large capitalization companies on the scale of some of America's largest and most prominent industrial and financial organizations.

     Despite this positive outlook, investors should be aware of several warning signs that temper our near-term enthusiasm. As we have discussed in the past, most property markets are now at or near equilibrium, which indicates to us that real estate investment returns, on average, are likely to revert to lower levels than those realized over the past several years. Despite that tempered outlook, valuations by most measures have risen over the past two years. Illustrative of this, the NAREIT Equity REIT Index dividend yield at the end of September was 5.45%, the lowest in its 25-year history. We would note, however, that REITs today look totally different from any time in the past and that current REIT valuation measures relative to both the stock and bond markets remain very attractive, particularly in light of their growth prospects.

     As we have learned in prior periods of improved valuations, REIT underwriting activity tends to increase dramatically, causing temporary supply pressures which may suppress prices of existing REITs. We anticipate over $5 billion of such offerings between now and year end. Offsetting this potential tide of equity issuance is the increasing demand for REIT shares on the part of a broad base of institutional investors and mutual funds seeking the unique investment characteristics that REITs offer. Taken in the context of the large universe of potential buyers, it is quite possible that the supply of equity could be easily absorbed. This will certainly be an important test of the true depth of the REIT market.

     It is for these reasons that, while we continue to remain fully invested, we are more narrowly focused on the leading companies which we believe will be able to multiply their asset bases on a profitable basis over the coming years. In retrospect, over the past seven years our industry has provided investors with unprecedented growth and profitability that even the most optimistic could not have foreseen. Having come this far, we believe that our industry's future growth prospects are as bright as ever. It is our goal to participate in this growth in the fullest and most prudent fashion.

SPECIAL NOTICE

     At September 30, 1997, the Fund had net realized capital gains of $3.1 million, which is equal to $1.08 per share. The Fund currently holds no positions that have material capital losses which could offset these gains. It is therefore likely that the Fund will be making a significant capital gains distribution at year-end. Please be advised that any such distribution will result in a corresponding reduction in the Fund's net asset value.

Sincerely,

          /s/ MARTIN COHEN                   /s/ ROBERT H. STEERS

          MARTIN COHEN                       ROBERT H. STEERS
          President                          Chairman

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                    COHEN & STEERS REALTY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                              NUMBER OF
                                                                               SHARES             VALUE
                                                                             -----------       -----------
EQUITIES                                                         97.77%
      COMMON STOCK                                               94.41%
      APARTMENT/RESIDENTIAL                                      12.18%
            Associated Estates Realty Corp.............................         42,900         $ 1,029,600
            Charles E. Smith Residential Realty........................         23,400             795,600
            Colonial Properties Trust..................................         31,400             938,075
            Columbus Realty Trust......................................         26,400             638,550
            Summit Properties..........................................         40,700             890,313
                                                                                               -----------
                                                                                                 4,292,138
                                                                                               -----------
      DIVERSIFIED                                                 7.27%
            CCA Prison Realty Trust....................................         21,800             822,950
            Pacific Gulf Properties....................................         43,800           1,040,250
            Santa Anita Realty Enterprises.............................         20,700             698,625
                                                                                               -----------
                                                                                                 2,561,825
                                                                                               -----------
      HEALTH CARE                                                13.05%
            American Health Properties.................................         59,500           1,457,750
            Health Care REIT...........................................         35,900             987,250
            Healthcare Realty Trust....................................          3,600             102,375
            Meditrust..................................................         17,400             722,100
            Omega Healthcare Investors.................................         36,900           1,328,400
                                                                                               -----------
                                                                                                 4,597,875
                                                                                               -----------
      HOTEL                                                       3.55%
            Innkeepers USA Trust.......................................         36,000             618,750
            Sunstone Hotel Investors...................................         36,000             634,500
                                                                                               -----------
                                                                                                 1,253,250
                                                                                               -----------
      INDUSTRIAL                                                  4.20%
            EastGroup Properties.......................................         67,650           1,479,844
                                                                                               -----------

      OFFICE                                                      5.44%
            Alexandria Real Estate Equities............................         31,800             908,287
            Brandywine Realty Trust....................................         33,400             799,512
            SL Green Realty Corp.......................................          8,100             209,588
                                                                                               -----------
                                                                                                 1,917,387
                                                                                               -----------

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                    COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                              NUMBER OF
                                                                               SHARES             VALUE
                                                                             -----------       -----------
      OFFICE/INDUSTRIAL                                           4.70%
            Reckson Associates Realty Corp.............................         21,000         $   559,125
            TriNet Corporate Realty Trust..............................         31,200           1,095,900
                                                                                               -----------
                                                                                                 1,655,025
                                                                                               -----------
      SELF STORAGE                                                0.93%
            Sorvan Self Storage........................................         10,400             327,600
                                                                                               -----------
      SHOPPING CENTER                                            43.09%
         COMMUNITY CENTER:                                       28.20%
            Alexander Haagen Properties................................         49,900             820,231
            Bradley Real Estate........................................         55,500           1,165,500
            Burnham Pacific Properties.................................         60,200             891,712
            Glimcher Realty Trust......................................         77,000           1,766,188
            Mid-America Realty Investments.............................        111,200           1,181,500
            Mid-Atlantic Realty Trust..................................         34,100             456,087
            Pan Pacific Retail Properties..............................         14,000             286,125
            Pennsylvania REIT..........................................         55,500           1,418,719
            Price REIT.................................................         17,000             683,188
            Saul Centers...............................................         34,400             657,900
            Sizeler Property Investors.................................         26,900             311,031
            Western Investment Real Estate Trust.......................         22,000             297,000
                                                                                               -----------
                                                                                                 9,935,181
                                                                                               -----------
         FACTORY OUTLET CENTER:                                   5.33%
            Horizon Group..............................................        119,700           1,443,882
            Tanger Factory Outlet Centers..............................         14,700             432,731
                                                                                               -----------
                                                                                                 1,876,613
                                                                                               -----------

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                    COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                                NUMBER OF
                                                                                 SHARES            VALUE
                                                                                ---------       -----------
         REGIONAL MALL:                                             9.56%
            CBL & Associates Properties..................................         23,300        $   604,344
            JP Realty....................................................         23,300            595,606
            Simon DeBartolo Group........................................         21,100            696,300
            Taubman Centers..............................................         18,700            239,594
            The Mills Corp...............................................         21,000            542,062
            Urban Shopping Centers.......................................         21,600            691,200
                                                                                                -----------
                                                                                                  3,369,106
                                                                                                -----------
               TOTAL SHOPPING CENTER.....................................                        15,180,900
                                                                                                -----------
                     TOTAL COMMON STOCKS
                        (Identified cost -- $25,719,564).................                        33,265,844
                                                                                                -----------
PREFERRED STOCK                                                     3.36%
            Crown American Realty Trust Series A, 11.00%
               (Identified cost -- $1,105,000)...........................         22,100          1,182,350
                                                                                                -----------
                     TOTAL EQUITIES (Identified cost -- $26,824,564).....                        34,448,194
                                                                                                -----------


    S&P                                                                         PRINCIPAL
BOND RATING                                                                      AMOUNT
-----------                                                                     ---------
FIXED INCOME                                                        1.55%
      B Hollywood Park, Senior Subordinated Notes 9.50%, 8/1/07
         (Identified cost -- $500,000)............................              $500,000            547,500
                                                                                                -----------
TOTAL INVESTMENTS (Identified cost -- $27,324,564)................  99.32%                       34,995,694
OTHER ASSETS IN EXCESS OF LIABILITIES.............................   0.68%                          238,778
                                                                   ------                       -----------
            NET ASSETS (Equivalent to $12.17 per share based on
               2,894,307 shares of capital stock outstanding)..... 100.00%                      $35,234,472
                                                                   ------                       -----------
                                                                   ------                       -----------

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                    COHEN & STEERS REALTY INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                                                 NET ASSET VALUE
                                                                         TOTAL NET ASSETS           PER SHARE
                                                                     -------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/96......................................                $30,822,773            $10.70
      Net investment income........................................  $ 1,487,996                 $ 0.51
      Net realized and unrealized gain on investments..............    4,226,585                   1.47
      Distributions from net investment income.....................   (1,474,030)                 (0.51)
                                                                                                 ------
      Distributions reinvested.....................................      171,148
                                                                     -----------
      Net increase in net asset value..............................                  4,411,699              1.47
                                                                                   -----------            ------
End of period: 9/30/97.............................................                $35,234,472            $12.17
                                                                                   -----------            ------
                                                                                   -----------            ------

------------

* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

KEY INFORMATION

For general information and weekly net asset value call: (800) 437-9912

AMERICAN STOCK EXCHANGE SYMBOL:
The American Stock Exchange Symbol is RIF

                               REINVESTMENT PLAN

     We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

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                    COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, Massachusetts 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, NY 10112

American Stock Exchange Symbol: RIF

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

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                              [COHEN & STEERS LOGO]

                                QUARTERLY REPORT
                               SEPTEMBER 30, 1997

                                 COHEN & STEERS
                               REALTY INCOME FUND
                                757 THIRD AVENUE
                               NEW YORK, NY 10017

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